EXHIBIT 20




                       MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.  TRS is, as of the date hereof, the Servicer under the Agreement.

3.  The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on January 15, 2002 and covers activity from November 26, 2001 through December 25, 2001.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of January, 2002.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 ----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 CSBS - Forecast & Planning

I.  Monthly Period Trust Activity
---------------------------------


A. Trust Activity                                     Trust Totals
-----------------                                     ------------

Number of days in period                                        30
Beginning Principal Receivable Balance           16,058,490,459.67
Special Funding Account Balance                               0.00
Beginning Total Principal Balance                16,058,490,459.67

Finance Charge Collections (excluding               218,320,034.81
  Discount Option & Recoveries)
Discount Percentage                                          2.00%
Discount Option Receivables Collections              52,509,263.50
Premium Option Receivables Collections                        0.00
Recoveries                                           11,360,630.17
Total Collections of Finance Charge Receivables     282,189,928.48
Total Collections of Principal Receivables        2,572,953,911.32
Monthly Payment Rate                                      16.0224%
Defaulted amount                                     87,837,664.15
Annualized Default Rate                                    6.5199%
Trust Portfolio Yield                                     14.7250%
New Principal Receivables                         2,993,620,670.97
Ending Principal Receivables Balance             16,391,319,555.17
Ending Required Minimum Principal Balance        15,327,750,000.00
Ending Transferor Amount                          2,066,319,555.17
Ending Special Funding Account Balance                        0.00
Ending Total Principal Balance                   16,391,319,555.17


B. Series Allocations                                           Series 1997-1      Series 1998-1     Series 1999-1     Series 1999-2
---------------------                                           -------------      -------------     -------------     -------------
Group Number                                                                1                  2                 1                 1
Invested Amount                                              1,000,000,000.00   1,000,000,000.00  1,000,000,000.00    500,000,000.00
Adjusted Invested Amount                                     1,000,000,000.00   1,000,000,000.00  1,000,000,000.00    500,000,000.00
Principal Funding Account Balance                                        0.00               0.00              0.00              0.00
Series Required Transferor Amount                               70,000,000.00      70,000,000.00     70,000,000.00     35,000,000.00
Series Allocation Percentage                                            6.98%              6.98%             6.98%             3.49%
Series Alloc. Finance Charge Collections                        19,699,122.41      19,699,122.41     19,699,122.41      9,849,561.20
Series Allocable Recoveries                                        793,063.19         793,063.19        793,063.19        396,531.59
Series Alloc. Principal Collections                            179,612,838.49     179,612,838.49    179,612,838.49     89,806,419.24
Series Allocable Defaulted Amount                                6,131,774.11       6,131,774.11      6,131,774.11      3,065,887.06


B. Series Allocations                        Series 1999-3      Series 1999-4      Series 1999-5     Series 1999-6     Series 2000-1
---------------------                        -------------      -------------      -------------     -------------     -------------

Group Number                                             2                  2                  2                 2                 1
Invested Amount                           1,000,000,000.00     500,000,000.00     500,000,000.00    500,000,000.00    500,000,000.00
Adjusted Invested Amount                  1,000,000,000.00     500,000,000.00     500,000,000.00    500,000,000.00    500,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00              0.00              0.00
Series Required Transferor Amount            70,000,000.00      35,000,000.00      35,000,000.00     35,000,000.00     35,000,000.00
Series Allocation Percentage                         6.98%              3.49%              3.49%             3.49%             3.49%
Series Alloc. Finance Charge Collections     19,699,122.41       9,849,561.20       9,849,561.20      9,849,561.20      9,849,561.20
Series Allocable Recoveries                     793,063.19         396,531.59         396,531.59        396,531.59        396,531.59
Series Alloc. Principal Collections         179,612,838.49      89,806,419.24      89,806,419.24     89,806,419.24     89,806,419.24
Series Allocable Defaulted Amount             6,131,774.11       3,065,887.06       3,065,887.06      3,065,887.06      3,065,887.06


B. Series Allocations                        Series 2000-2      Series 2000-3      Series 2000-4     Series 2000-5     Series 2001-1
---------------------                        -------------      -------------      -------------     -------------     -------------

Group Number                                             2                  2                  2                 2                 2
Invested Amount                             500,000,000.00   1,000,000,000.00   1,212,122,000.00    787,878,000.00    750,000,000.00
Adjusted Invested Amount                    500,000,000.00   1,000,000,000.00   1,212,122,000.00    787,878,000.00    750,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00              0.00              0.00
Series Required Transferor Amount            35,000,000.00      70,000,000.00      84,848,540.00     55,151,460.00     52,500,000.00
Series Allocation Percentage                         3.49%              6.98%              8.46%             5.50%             5.24%
Series Alloc. Finance Charge Collections      9,849,561.20      19,699,122.41      23,877,739.65     15,520,505.16     14,774,341.81
Series Allocable Recoveries                     396,531.59         793,063.19         961,289.34        624,837.04        594,797.39
Series Alloc. Principal Collections          89,806,419.24     179,612,838.49     217,712,673.01    141,513,003.96    134,709,628.87
Series Allocable Defaulted Amount             3,065,887.06       6,131,774.11       7,432,458.30      4,831,089.92      4,598,830.58


B. Series Allocations                        Series 2001-2      Series 2001-3      Series 2001-4     Series 2001-5     Series 2001-6
---------------------                        -------------      -------------      -------------     -------------     -------------

Group Number                                             1                  2                  2                 2                 2
Invested Amount                             250,000,000.00     750,000,000.00     725,000,000.00    500,000,000.00    700,000,000.00
Adjusted Invested Amount                    250,000,000.00     750,000,000.00     725,000,000.00    500,000,000.00    700,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00              0.00              0.00
Series Required Transferor Amount            17,500,000.00      52,500,000.00      50,750,000.00     35,000,000.00     49,000,000.00
Series Allocation Percentage                         1.75%              5.24%              5.06%             3.49%             4.89%
Series Alloc. Finance Charge Collections      4,924,780.60      14,774,341.81      14,281,863.74      9,849,561.20     13,789,385.68
Series Allocable Recoveries                     198,265.80         594,797.39         574,970.81        396,531.59        555,144.23
Series Alloc. Principal Collections          44,903,209.62     134,709,628.87     130,219,307.90     89,806,419.24    125,728,986.94
Series Allocable Defaulted Amount             1,532,943.53       4,598,830.58       4,445,536.23      3,065,887.06      4,292,241.88


B. Series Allocations                        Series 2001-7                                                               Trust Total
---------------------                        -------------                                                               -----------

Group Number                                             2
Invested Amount                             650,000,000.00                                                         14,325,000,000.00
Adjusted Invested Amount                    650,000,000.00                                                         14,325,000,000.00
Principal Funding Account Balance                     0.00                                                                      0.00
Series Required Transferor Amount            45,500,000.00                                                          1,002,750,000.00
Series Allocation Percentage                         4.54%                                                                      100%
Series Alloc. Finance Charge Collections     12,804,429.56                                                            282,189,928.48
Series Allocable Recoveries                     515,491.07                                                             11,360,630.17
Series Alloc. Principal Collections         116,748,345.02                                                          2,572,953,911.32
Series Allocable Defaulted Amount             3,985,653.17                                                             87,837,664.15

C. Group Allocations
--------------------

1. Group 1 Allocations                                             Series 1997-1   Series 1999-1     Series 1999-2     Series 2000-1
----------------------                                             -------------   -------------     -------------     -------------
Investor Finance Charge Collections                                17,572,631.08   17,572,631.08      8,786,315.54      8,786,315.54

Investor Monthly Interest                                           5,078,017.23    4,495,048.48      2,379,920.07      2,864,451.32
Investor Default Amount                                             5,469,858.10    5,469,858.10      2,734,929.05      2,734,929.05
Investor Monthly Fees                                               1,666,666.67    1,666,666.67        833,333.33        833,333.33
Investor Additional Amounts                                                 0.00            0.00              0.00              0.00
Total                                                              12,214,542.00   11,631,573.25      5,948,182.46      6,432,713.71

Reallocated Investor Finance Charge Collections                    17,572,631.08   17,572,631.08      8,786,315.54      8,786,315.54
Available Excess                                                    5,358,089.08    5,941,057.83      2,838,133.08      2,353,601.83


1. Group 1 Allocations                             Series 2001-2                                                       Group 1 Total
----------------------                             -------------                                                       -------------

Investor Finance Charge Collections                 4,393,157.77                                                       57,111,051.00

Investor Monthly Interest                           1,110,897.54                                                       15,928,334.64
Investor Default Amount                             1,367,464.53                                                       17,777,038.83
Investor Monthly Fees                                 416,666.67                                                        5,416,666.67
Investor Additional Amounts                                 0.00                                                                0.00
Total                                               2,895,028.73                                                       39,122,040.14

Reallocated Investor Finance Charge Collections     4,393,157.77                                                       57,111,051.00
Available Excess                                    1,498,129.04                                                       17,989,010.86


2. Group 2 Allocations                             Series 1998-1   Series 1999-3   Series 1999-4     Series 1999-5     Series 1999-6
----------------------                             -------------   -------------   -------------     -------------     -------------

Investor Finance Charge Collections                17,572,631.08   17,572,631.08    8,786,315.54      8,786,315.54      8,786,315.54

Investor Monthly Interest                           1,648,875.56    1,707,036.67      864,151.67        893,171.81        878,269.03
Investor Default Amount                             5,469,858.10    5,469,858.10    2,734,929.05      2,734,929.05      2,734,929.05
Investor Monthly Fees                               1,666,666.67    1,666,666.67      833,333.33        833,333.33        833,333.33
Investor Additional Amounts                                 0.00            0.00            0.00              0.00              0.00
Total                                               8,785,400.32    8,843,561.44    4,432,414.05      4,461,434.19      4,446,531.41

Reallocated Investor Finance Charge Collections    17,572,631.08   17,572,631.08    8,786,315.54      8,786,315.54      8,786,315.54
Available Excess                                    8,787,230.75    8,729,069.64    4,353,901.49      4,324,881.35      4,339,784.13


2. Group 2 Allocations                             Series 2000-2   Series 2000-3   Series 2000-4     Series 2000-5     Series 2001-1
----------------------                             -------------   -------------   -------------     -------------     -------------

Investor Finance Charge Collections                 8,786,315.54   17,572,631.08   21,300,172.72     13,845,089.43     13,179,473.31

Investor Monthly Interest                             864,061.04    1,717,146.39    2,035,186.32      1,346,967.33      1,289,883.75
Investor Default Amount                             2,734,929.05    5,469,858.10    6,630,135.34      4,309,580.86      4,102,393.58
Investor Monthly Fees                                 833,333.33    1,666,666.67    2,020,203.33      1,313,130.00      1,250,000.00
Investor Additional Amounts                                 0.00            0.00            0.00              0.00              0.00
Total                                               4,432,323.43    8,853,671.16   10,685,524.99      6,969,678.19      6,642,277.33

Reallocated Investor Finance Charge Collections     8,786,315.54   17,572,631.08   21,300,172.72     13,845,089.43     13,179,473.31
Investment Funding Account Proceeds                                                     1,218.30
Available Excess                                    4,353,992.11    8,718,959.92   10,615,866.03      6,875,411.24      6,537,195.98


2. Group 2 Allocations                             Series 2001-3   Series 2001-4   Series 2001-5     Series 2001-6     Series 2001-7
----------------------                             -------------   -------------   -------------     -------------     -------------

Investor Finance Charge Collections                13,179,473.31   12,740,157.53    8,786,315.54     12,300,841.75     11,422,210.20

Investor Monthly Interest                           1,277,226.46    1,240,200.51      878,007.22      1,191,429.56      1,106,746.33
Investor Default Amount                             4,102,393.58    3,965,647.12    2,734,929.05      3,828,900.67      3,555,407.77
Investor Monthly Fees                               1,250,000.00    1,208,333.33      833,333.33      1,166,666.67      1,083,333.33
Investor Additional Amounts                                 0.00            0.00            0.00              0.00              0.00
Total                                               6,629,620.03    6,414,180.96    4,446,269.61      6,186,996.89      5,745,487.43

Reallocated Investor Finance Charge Collections    13,179,473.31   12,740,157.53    8,786,315.54     12,300,841.75     11,422,210.20
Investment Funding Accountn Proceeds
Available Excess                                    6,549,853.27    6,325,976.57    4,340,045.93      6,113,844.86      5,676,722.77



2. Group 2 Allocations                                                                                                 Group 2 Total
----------------------                                                                                                 -------------
Investor Finance Charge Collections                                                                                   194,616,889.16

Investor Monthly Interest                                                                                              18,938,359.62
Investor Default Amount                                                                                                60,578,678.48
Investor Monthly Fees                                                                                                  18,458,333.33
Investor Additional Amounts                                                                                                     0.00
Total                                                                                                                  97,975,371.44

Reallocated Investor Finance Charge Collections                                                                       194,616,889.16
Investment Funding Accountn Proceeds                                                                                        1,218.30
Available Excess                                                                                                       96,642,736.02


D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                               229,025,901
61-90 Days Delinquent:                               134,333,320
90+ Days Delinquent:                                 195,238,966
Total 30+ Days Delinquent:                           558,598,187





II. Series 1997-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                          Series           Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations           Interest             Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount              1,121,011,550.41      1,000,000,000.00      121,011,550.41
Beginning Adjusted Invested Amount                              N/A      1,000,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables               19,699,122.41         17,572,631.08        2,126,491.33
Collections of Principal Receivables                 179,612,838.49        160,223,896.37       19,388,942.11
Defaulted Amount                                       6,131,774.11          5,469,858.10          661,916.01

Ending Invested / Transferor Amounts               1,144,245,693.21      1,000,000,000.00      144,245,693.21


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00
Coupon Decemember 17, 2001 to January 14, 2002              6.4000%               6.5500%             2.2706%
Monthly Interest Due                                   4,613,333.33            327,500.00          137,183.90        5,078,017.23
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                     4,613,333.33            327,500.00          137,183.90        5,078,017.23
Investor Default Amount                                4,731,427.26            328,191.49          410,239.36        5,469,858.10
Investor Monthly Fees Due                              1,441,666.67            100,000.00          125,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                             10,786,427.26            755,691.49          672,423.25       12,214,542.00

Reallocated Investor Finance Charge Collections                                                                     17,572,631.08
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                 8.4890%


                                                                                                   Collateral
C. Certificates - Balances and Distribution                 Class A               Class B           Interest                Total
-------------------------------------------                 -------               -------          ----------               -----

Beginning Certificates Balance                       865,000,000.00         60,000,000.00       75,000,000.00    1,000,000,000.00
Interest Distributions                                 4,613,333.33            327,500.00          137,183.90        5,078,017.23
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                    4,613,333.33            327,500.00          137,183.90        5,078,017.23
Ending Certificates Balance                          865,000,000.00         60,000,000.00       75,000,000.00    1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $5.33

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $5.33

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.46

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.46

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $137,183.90

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $137,183.90

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $15,200,325.88

       a. Class A Monthly Interest:                             $4,613,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,731,427.26
       e. Excess Spread:                                        $5,855,565.29

   2.  Class B Available Funds:                                 $1,054,357.86

       a. Class B Monthly Interest:                               $327,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $726,857.86

   3.  Collateral Available Funds:                              $1,317,947.33

       a. Excess Spread:                                        $1,317,947.33

   4.  Total Excess Spread:                                     $7,900,370.48

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 1997-1 Allocable Principal
       Collections:                                           $179,612,838.49

   3.  Principal Allocation Percentage of
       Series 1997-1 Allocable Principal Collections:         $160,223,896.37

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $160,223,896.37

   6.  Shared Principal Collections from other
       Series allocated to Series 1997-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,469,858.10

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $165,693,754.48

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $165,693,754.48

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

   1.  Excess Spread:                                           $7,900,370.48
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $328,191.49

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $137,183.90
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $410,239.36
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,358,089.08

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.4890%
       b. Prior Monthly Period                                        7.7234%
       c. Second Prior Monthly Period                                 8.0003%

   2.  Three Month Average Base Rate                                  8.0709%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%



III. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Series           Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations          Interest              Interest
----------------------------------                      -----------         -------------         -----------
Beginning Invested /Transferor Amount              1,121,011,550.41      1,000,000,000.00      121,011,550.41
Beginning Adjusted Invested Amount                              N/A      1,000,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables               19,699,122.41         17,572,631.08        2,126,491.33
Collections of Principal Receivables                 179,612,838.49        160,223,896.37       19,388,942.11
Defaulted Amount                                       6,131,774.11          5,469,858.10          661,916.01

Ending Invested / Transferor Amounts               1,144,245,693.21      1,000,000,000.00      144,245,693.21


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Su1rplus                                       0.00                  0.00                0.00                0.00

Coupon December 17. 2001 to January 14, 2002                1.9856%               2.1456%             2.4956%
Monthly Interest Due                                   1,319,616.60            138,273.93          190,985.02        1,648,875.56
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                     1,319,616.60            138,273.93          190,985.02        1,648,875.56
Investor Default Amount                                4,512,632.93            437,588.65          519,636.52        5,469,858.10
Investor Monthly Fees Due                              1,375,000.00            133,333.33          158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                              7,207,249.54            709,195.91          868,954.87        8,785,400.32

Reallocated Investor Finance Charge Collections                                                                     17,572,631.08
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                 4.1730%


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                       825,000,000.00         80,000,000.00       95,000,000.00    1,000,000,000.00
Interest Distributions                                 1,319,616.60            138,273.93          190,985.02        1,648,875.56
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                    1,319,616.60            138,273.93          190,985.02        1,648,875.56
Ending Certificates Balance                          825,000,000.00         80,000,000.00       95,000,000.00    1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.60

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.60

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.73

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.73

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $190,985.02

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $190,985.02

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,497,420.64

       a. Class A Monthly Interest:                             $1,319,616.60
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,512,632.93
       e. Excess Spread:                                        $8,665,171.10

   2.  Class B Available Funds:                                 $1,405,810.49

       a. Class B Monthly Interest:                               $138,273.93
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,267,536.55

   3.  Collateral Available Funds:                              $1,669,399.95

       a. Excess Spread:                                        $1,669,399.95

   4.  Total Excess Spread:                                    $11,602,107.60

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 1998-1 Allocable Principal
       Collections:                                           $179,612,838.49

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:         $160,223,896.37

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $160,223,896.37

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,469,858.10

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $165,693,754.48

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $165,693,754.48

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                          $11,602,107.60
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $437,588.65

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $190,985.02
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $519,636.52
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,787,230.75

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1730%
       b. Prior Monthly Period                                        4.1633%
       c. Second Prior Monthly Period                                 4.6758%

   2.  Three Month Average Base Rate                                  4.3374%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%



IV. Series 1999-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                          Series           Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations          Interest              Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount              1,121,011,550.41      1,000,000,000.00      121,011,550.41
Beginning Adjusted Invested Amount                              N/A      1,000,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables               19,699,122.41         17,572,631.08        2,126,491.33
Collections of Principal Receivables                 179,612,838.49        160,223,896.37       19,388,942.11
Defaulted Amount                                       6,131,774.11          5,469,858.10          661,916.01

Ending Invested / Transferor Amounts               1,144,245,693.21      1,000,000,000.00      144,245,693.21


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00

Coupon December 17, 2001 to January 14, 2002                5.6000%               5.8500%             2.7456%
Monthly Interest Due                                   4,036,666.67            292,500.00          165,881.81        4,495,048.48
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                     4,036,666.67            292,500.00          165,881.81        4,495,048.48
Investor Default Amount                                4,731,427.26            328,191.49          410,239.36        5,469,858.10
Investor Monthly Fees Due                              1,441,666.67            100,000.00          125,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                             10,209,760.59            720,691.49          701,121.17       11,631,573.25

Reallocated Investor Finance Charge Collections                                                                     17,572,631.08
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                  7.7553


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                       865,000,000.00         60,000,000.00       75,000,000.00    1,000,000,000.00
Interest Distributions                                 4,036,666.67            292,500.00          165,881.81        4,495,048.48
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                    4,036,666.67            292,500.00          165,881.81        4,495,048.48
Ending Certificates Balance                          865,000,000.00         60,000,000.00       75,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $165,881.81

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $165,881.81

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $15,200,325.88

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,731,427.26
       e. Excess Spread:                                        $6,432,231.96

   2.  Class B Available Funds:                                 $1,054,357.86

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $761,857.86

   3.  Collateral Available Funds:                              $1,317,947.33

       a. Excess Spread:                                        $1,317,947.33

   4.  Total Excess Spread:                                     $8,512,037.15

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 1999-1 Allocable Principal
       Collections:                                           $179,612,838.49

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $160,223,896.37

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $160,223,896.37

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,469,858.10

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $165,693,754.48

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $165,693,754.48

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $8,512,037.15
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $328,191.49

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $165,881.81
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $410,239.36
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,941,057.83

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.7553%
       b. Prior Monthly Period                                        7.0618%
       c. Second Prior Monthly Period                                 7.3163%

   2.  Three Month Average Base Rate                                  7.3778%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%



V. Series 1999-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations          Interest              Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount                560,505,775.21        500,000,000.00       60,505,775.21
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables                9,849,561.20          8,786,315.54        1,063,245.67
Collections of Principal Receivables                  89,806,419.24         80,111,948.19        9,694,471.06
Defaulted Amount                                       3,065,887.06          2,734,929.05          330,958.00

Ending Invested / Transferor Amounts                 572,122,846.60        500,000,000.00       72,122,846.60


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00

Coupon December 17, 2001 to January 14, 2002                5.9500%               6.1000%             2.7456%
Monthly Interest Due                                   2,144,479.17            152,500.00           82,940.91        2,379,920.07
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                     2,144,479.17            152,500.00           82,940.91        2,379,920.07
Investor Default Amount                                2,365,713.63            164,095.74          205,119.68        2,734,929.05
Investor Monthly Fees Due                                720,833.33             50,000.00           62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                              5,231,026.13            366,595.74          350,560.59        5,948,182.46

Reallocated Investor Finance Charge Collections                                                                      8,786,315.54
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                 8.0885%


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                       432,500,000.00         30,000,000.00       37,500,000.00      500,000,000.00
Interest Distributions                                 2,144,479.17            152,500.00           82,940.91        2,379,920.07
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                    2,144,479.17            152,500.00           82,940.91        2,379,920.07
Ending Certificates Balance                          432,500,000.00         30,000,000.00       37,500,000.00      500,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $82,940.91

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $82,940.91

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,600,162.94

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,365,713.63
       e. Excess Spread:                                        $3,089,970.14

   2.  Class B Available Funds:                                   $527,178.93

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $374,678.93

   3.  Collateral Available Funds:                                $658,973.67

       a. Excess Spread:                                          $658,973.67

   4.  Total Excess Spread:                                     $4,123,622.74

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 1999-2 Allocable Principal
       Collections:                                            $89,806,419.24

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $80,111,948.19

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $80,111,948.19

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,734,929.05

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $82,846,877.24

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $82,846,877.24

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $4,123,622.74
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $164,095.74

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $82,940.91
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $205,119.68
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,838,133.08

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.0885%
       b. Prior Monthly Period                                        7.3638%
       c. Second Prior Monthly Period                                 7.6280%

   2.  Three Month Average Base Rate                                  7.6935%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%



VI. Series 1999-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations           Interest             Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount              1,121,011,550.41      1,000,000,000.00      121,011,550.41
Beginning Adjusted Invested Amount                              N/A      1,000,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables               19,699,122.41         17,572,631.08        2,126,491.33
Collections of Principal Receivables                 179,612,838.49        160,223,896.37       19,388,942.11
Defaulted Amount                                       6,131,774.11          5,469,858.10          661,916.01

Ending Invested / Transferor Amounts               1,144,245,693.21      1,000,000,000.00      144,245,693.21


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00

Coupon December 17, 2001 to January 14, 2002                2.0356%               2.2356%             2.7456%
Monthly Interest Due                                   1,352,845.77            144,073.93          210,116.96        1,707,036.67
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                     1,352,845.77            144,073.93          210,116.96        1,707,036.67
Investor Default Amount                                4,512,632.93            437,588.65          519,636.52        5,469,858.10
Investor Monthly Fees Due                              1,375,000.00            133,333.33          158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                              7,240,478.71            714,995.91          888,086.82        8,843,561.44

Reallocated Investor Finance Charge Collections                                                                     17,572,631.08
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                 4.2462%


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                       825,000,000.00         80,000,000.00       95,000,000.00    1,000,000,000.00
Interest Distributions                                 1,352,845.77            144,073.93          210,116.96        1,707,036.67
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                    1,352,845.77            144,073.93          210,116.96        1,707,036.67
Ending Certificates Balance                          825,000,000.00         80,000,000.00       95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.64

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.64

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.80

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.80

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $210,116.96

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $210,116.96

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,497,420.64

       a. Class A Monthly Interest:                             $1,352,845.77
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,512,632.93
       e. Excess Spread:                                        $8,631,941.93

   2.  Class B Available Funds:                                 $1,405,810.49

       a. Class B Monthly Interest:                               $144,073.93
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,261,736.55

   3.  Collateral Available Funds:                              $1,669,399.95

       a. Excess Spread:                                        $1,669,399.95

   4.  Total Excess Spread:                                    $11,563,078.44

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $179,612,838.49

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $160,223,896.37

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $160,223,896.37

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,469,858.10

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $165,693,754.48

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $165,693,754.48

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $11,563,078.44
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $437,588.65

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $210,116.96
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $519,636.52
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,729,069.64

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2462%
       b. Prior Monthly Period                                        4.2365%
       c. Second Prior Monthly Period                                 4.7490%

   2.  Three Month Average Base Rate                                  4.4106%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%



VII. Series 1999-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations           Interest             Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount                560,505,775.21        500,000,000.00       60,505,775.21
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables                9,849,561.20          8,786,315.54        1,063,245.67
Collections of Principal Receivables                  89,806,419.24         80,111,948.19        9,694,471.06
Defaulted Amount                                       3,065,887.06          2,734,929.05          330,958.00

Ending Invested / Transferor Amounts                 572,122,846.60        500,000,000.00       72,122,846.60


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00

Coupon December 17, 2001 to January 14, 2002                2.0656%               2.3156%             2.6956%
Monthly Interest Due                                     686,391.64             74,614.74          103,145.29          864,151.67
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                       686,391.64             74,614.74          103,145.29          864,151.67
Investor Default Amount                                2,256,316.47            218,794.32          259,818.26        2,734,929.05
Investor Monthly Fees Due                                687,500.00             66,666.67           79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                              3,630,208.10            360,075.74          442,130.21        4,432,414.05

Reallocated Investor Finance Charge Collections                                                                      8,786,315.54
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                 4.2730%


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                       412,500,000.00         40,000,000.00       47,500,000.00      500,000,000.00
Interest Distributions                                   686,391.64             74,614.74          103,145.29          864,151.67
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                      686,391.64             74,614.74          103,145.29          864,151.67
Ending Certificates Balance                          412,500,000.00         40,000,000.00       47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.66

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.66

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.87

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.87

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $103,145.29

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $103,145.29

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,248,710.32

       a. Class A Monthly Interest:                               $686,391.64
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,256,316.47
       e. Excess Spread:                                        $4,306,002.22

   2.  Class B Available Funds:                                   $702,905.24

       a. Class B Monthly Interest:                                $74,614.74
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $628,290.50

   3.  Collateral Available Funds:                                $834,699.98

       a. Excess Spread:                                          $834,699.98

   4.  Total Excess Spread:                                     $5,768,992.69

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 1999-4 Allocable Principal
       Collections:                                            $89,806,419.24

   3.  Principal Allocation Percentage of
       Series 1999-4 Allocable Principal Collections:          $80,111,948.19

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $80,111,948.19

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,734,929.05

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $82,846,877.24

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $82,846,877.24

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

   1.  Excess Spread:                                           $5,768,992.69
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $218,794.32

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $103,145.29
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $259,818.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,353,901.49

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2730%
       b. Prior Monthly Period                                        4.2633%
       c. Second Prior Monthly Period                                 4.7758%

   2.  Three Month Average Base Rate                                  4.4373%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%



VIII. Series 1999-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations          Interest              Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount                560,505,775.21        500,000,000.00       60,505,775.21
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables                9,849,561.20          8,786,315.54        1,063,245.67
Collections of Principal Receivables                  89,806,419.24         80,111,948.19        9,694,471.06
Defaulted Amount                                       3,065,887.06          2,734,929.05          330,958.00

Ending Invested / Transferor Amounts                 572,122,846.60        500,000,000.00       72,122,846.60


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00

Coupon December 17, 2001 to January 14, 2002                2.1356%               2.3756%             2.7956%
Monthly Interest Due                                     709,652.05             76,548.08          106,971.68          893,171.81
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                       709,652.05             76,548.08          106,971.68          893,171.81
Investor Default Amount                                2,256,316.47            218,794.32          259,818.26        2,734,929.05
Investor Monthly Fees Due                                687,500.00             66,666.67           79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                              3,653,468.52            362,009.07          445,956.60        4,461,434.19

Reallocated Investor Finance Charge Collections                                                                      8,786,315.54
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                 4.3460%


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                       412,500,000.00         40,000,000.00       47,500,000.00      500,000,000.00
Interest Distributions                                   709,652.05             76,548.08          106,971.68          893,171.81
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                      709,652.05             76,548.08          106,971.68          893,171.81
Ending Certificates Balance                          412,500,000.00         40,000,000.00       47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.72

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.72

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.91

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.91

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $106,971.68

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $106,971.68

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,248,710.32

       a. Class A Monthly Interest:                               $709,652.05
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,256,316.47
       e. Excess Spread:                                        $4,282,741.80

   2.  Class B Available Funds:                                   $702,905.24

       a. Class B Monthly Interest:                                $76,548.08
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $626,357.17

   3.  Collateral Available Funds:                                $834,699.98

       a. Excess Spread:                                          $834,699.98

   4.  Total Excess Spread:                                     $5,743,798.94

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 1999-5 Allocable Principal
       Collections:                                            $89,806,419.24

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $80,111,948.19

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $80,111,948.19

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,734,929.05

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $82,846,877.24

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $82,846,877.24

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $5,743,798.94
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $218,794.32

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $106,971.68
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $259,818.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,324,881.35

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.3460%
       b. Prior Monthly Period                                        4.3363%
       c. Second Prior Monthly Period                                 4.8488%

   2.  Three Month Average Base Rate                                  4.5104%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%



IX. Series 1999-6 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                          Series           Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations          Interest              Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount                560,505,775.21        500,000,000.00       60,505,775.21
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables                9,849,561.20          8,786,315.54        1,063,245.67
Collections of Principal Receivables                  89,806,419.24         80,111,948.19        9,694,471.06
Defaulted Amount                                       3,065,887.06          2,734,929.05          330,958.00

Ending Invested / Transferor Amounts                 572,122,846.60        500,000,000.00       72,122,846.60


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               ------

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00

Coupon December 17, 2001 to January 14, 2002                2.0956%               2.3256%             2.7956%
Monthly Interest Due                                     696,360.39             74,936.97          106,971.68          878,269.03
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                       696,360.39             74,936.97          106,971.68          878,269.03
Investor Default Amount                                2,256,316.47            218,794.32          259,818.26        2,734,929.05
Investor Monthly Fees Due                                687,500.00             66,666.67           79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                              3,640,176.85            360,397.96          445,956.60        4,446,531.41

Reallocated Investor Finance Charge Collections                                                                      8,786,315.54
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                 4.3085%


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                       412,500,000.00         40,000,000.00       47,500,000.00      500,000,000.00
Interest Distributions                                   696,360.39             74,936.97          106,971.68          878,269.03
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                      696,360.39             74,936.97          106,971.68          878,269.03
Ending Certificates Balance                          412,500,000.00         40,000,000.00       47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.69

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.69

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.87

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.87

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $106,971.68

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $106,971.68

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,248,710.32

       a. Class A Monthly Interest:                               $696,360.39
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,256,316.47
       e. Excess Spread:                                        $4,296,033.47

   2.  Class B Available Funds:                                   $702,905.24

       a. Class B Monthly Interest:                                $74,936.97
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $627,968.28

   3.  Collateral Available Funds:                                $834,699.98

       a. Excess Spread:                                          $834,699.98

   4.  Total Excess Spread:                                     $5,758,701.72

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 1999-6 Allocable Principal
       Collections:                                            $89,806,419.24

   3.  Principal Allocation Percentage of
       Series 1999-6 Allocable Principal Collections:          $80,111,948.19

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $80,111,948.19

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,734,929.05

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $82,846,877.24

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $82,846,877.24

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

   1.  Excess Spread:                                           $5,758,701.72
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $218,794.32

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $106,971.68
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $259,818.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,339,784.13

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.3085%
       b. Prior Monthly Period                                        4.2988%
       c. Second Prior Monthly Period                                 4.8113%

   2.  Three Month Average Base Rate                                  4.4729%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%



X. Series 2000-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations           Interest             Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount                560,505,775.21        500,000,000.00       60,505,775.21
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables                9,849,561.20          8,786,315.54        1,063,245.67
Collections of Principal Receivables                  89,806,419.24         80,111,948.19        9,694,471.06
Defaulted Amount                                       3,065,887.06          2,734,929.05          330,958.00

Ending Invested / Transferor Amounts                 572,122,846.60        500,000,000.00       72,122,846.60


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00

Coupon December 17, 2001 to January 14, 2002                7.2000%               7.4000%             2.7956%
Monthly Interest Due                                   2,595,000.00            185,000.00           84,451.32        2,864,451.32
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                     2,595,000.00            185,000.00           84,451.32        2,864,451.32
Investor Default Amount                                2,365,713.63            164,095.74          205,119.68        2,734,929.05
Investor Monthly Fees Due                                720,833.33             50,000.00           62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                              5,681,546.96            399,095.74          352,071.00        6,432,713.71

Reallocated Investor Finance Charge Collections                                                                      8,786,315.54
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                 9.3082%



                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                       432,500,000.00         30,000,000.00       37,500,000.00      500,000,000.00
Interest Distributions                                 2,595,000.00            185,000.00           84,451.32        2,864,451.32
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                    2,595,000.00            185,000.00           84,451.32        2,864,451.32
Ending Certificates Balance                          432,500,000.00         30,000,000.00       37,500,000.00      500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $84,451.32

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $84,451.32

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,600,162.94

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,365,713.63
       e. Excess Spread:                                        $2,639,449.31

   2.  Class B Available Funds:                                   $527,178.93

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $342,178.93

   3.  Collateral Available Funds:                                $658,973.67

       a. Excess Spread:                                          $658,973.67

   4.  Total Excess Spread:                                     $3,640,601.91

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 2000-1 Allocable Principal
       Collections:                                            $89,806,419.24

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $80,111,948.19

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $80,111,948.19

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,734,929.05

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $82,846,877.24

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $82,846,877.24

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $3,640,601.91
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $164,095.74

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $84,451.32
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $205,119.68
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,353,601.83

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      9.3082%
       b. Prior Monthly Period                                        8.4695%
       c. Second Prior Monthly Period                                 8.7693%

   2.  Three Month Average Base Rate                                  8.8490%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%



XI. Series 2000-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                          Series           Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations          Interest              Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount                560,505,775.21        500,000,000.00       60,505,775.21
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables                9,849,561.20          8,786,315.54        1,063,245.67
Collections of Principal Receivables                  89,806,419.24         80,111,948.19        9,694,471.06
Defaulted Amount                                       3,065,887.06          2,734,929.05          330,958.00

Ending Invested / Transferor Amounts                 572,122,846.60        500,000,000.00       72,122,846.60


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00

Coupon December 17, 2001 to January 14, 2002                2.0606%               2.2456%             2.7956%
Monthly Interest Due                                     684,730.18             72,359.19          106,971.68          864,061.04
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                       684,730.18             72,359.19          106,971.68          864,061.04
Investor Default Amount                                2,256,316.47            218,794.32          259,818.26        2,734,929.05
Investor Monthly Fees Due                                687,500.00             66,666.67           79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                              3,628,546.64            357,820.18          445,956.60        4,432,323.43

Reallocated Investor Finance Charge Collections                                                                      8,786,315.54
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                 4.2728%


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                       412,500,000.00         40,000,000.00       47,500,000.00      500,000,000.00
Interest Distributions                                   684,730.18             72,359.19          106,971.68          864,061.04
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                      684,730.18             72,359.19          106,971.68          864,061.04
Ending Certificates Balance                          412,500,000.00         40,000,000.00       47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.66

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.66

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.81

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.81

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $106,971.68

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $106,971.68

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,248,710.32

       a. Class A Monthly Interest:                               $684,730.18
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,256,316.47
       e. Excess Spread:                                        $4,307,663.67

   2.  Class B Available Funds:                                   $702,905.24

       a. Class B Monthly Interest:                                $72,359.19
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $630,546.05

   3.  Collateral Available Funds:                                $834,699.98

       a. Excess Spread:                                          $834,699.98

   4.  Total Excess Spread:                                     $5,772,909.70

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 2000-2 Allocable Principal
       Collections:                                            $89,806,419.24

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $80,111,948.19

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $80,111,948.19

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,734,929.05

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $82,846,877.24

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $82,846,877.24

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $5,772,909.70
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $218,794.32

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $106,971.68
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $259,818.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,353,992.11

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2728%
       b. Prior Monthly Period                                        4.2630%
       c. Second Prior Monthly Period                                 4.7755%

   2.  Three Month Average Base Rate                                  4.4371%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%



XII. Series 2000-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                          Series           Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations           Interest             Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount              1,121,011,550.41      1,000,000,000.00      121,011,550.41
Beginning Adjusted Invested Amount                              N/A      1,000,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables               19,699,122.41         17,572,631.08        2,126,491.33
Collections of Principal Receivables                 179,612,838.49        160,223,896.37       19,388,942.11
Defaulted Amount                                       6,131,774.11          5,469,858.10          661,916.01

Ending Invested / Transferor Amounts               1,144,245,693.21      1,000,000,000.00      144,245,693.21


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00

Coupon December 17, 2001 to January 14, 2002                2.0556%               2.2456%             2.6956%
Monthly Interest Due                                   1,366,137.44            144,718.38          206,290.57        1,717,146.39
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                     1,366,137.44            144,718.38          206,290.57        1,717,146.39
Investor Default Amount                                4,512,632.93            437,588.65          519,636.52        5,469,858.10
Investor Monthly Fees Due                              1,375,000.00            133,333.33          158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                              7,253,770.37            715,640.36          884,260.43        8,853,671.16

Reallocated Investor Finance Charge Collections                                                                     17,572,631.08
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                 4.2589%


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                       825,000,000.00         80,000,000.00       95,000,000.00    1,000,000,000.00
Interest Distributions                                 1,366,137.44            144,718.38          206,290.57        1,717,146.39
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                    1,366,137.44            144,718.38          206,290.57        1,717,146.39
Ending Certificates Balance                          825,000,000.00         80,000,000.00       95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.66

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.66

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.81

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.81

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $206,290.57

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $206,290.57

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,497,420.64

       a. Class A Monthly Interest:                             $1,366,137.44
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,512,632.93
       e. Excess Spread:                                        $8,618,650.27

   2.  Class B Available Funds:                                 $1,405,810.49

       a. Class B Monthly Interest:                               $144,718.38
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,261,092.11

   3.  Collateral Available Funds:                              $1,669,399.95

       a. Excess Spread:                                        $1,669,399.95

   4.  Total Excess Spread:                                    $11,549,142.33

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $179,612,838.49

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $160,223,896.37

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $160,223,896.37

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,469,858.10

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $165,693,754.48

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $165,693,754.48

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $11,549,142.33
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $437,588.65

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $206,290.57
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $519,636.52
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,718,959.92

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2589%
       b. Prior Monthly Period                                        4.2492%
       c. Second Prior Monthly Period                                 4.7617%

   2.  Three Month Average Base Rate                                  4.4233%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%



XIII. Series 2000-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                          Series           Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations           Interest             Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount              1,358,802,762.51      1,212,122,000.00      146,680,762.51
Beginning Adjusted Invested Amount                              N/A      1,212,122,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables               23,877,739.65         21,300,172.72        2,577,566.93
Collections of Principal Receivables                 217,712,673.01        194,210,909.72       23,501,763.29
Defaulted Amount                                       7,432,458.30          6,630,135.34          802,322.96

Ending Invested / Transferor Amounts               1,386,965,378.14      1,212,122,000.00      174,843,378.14

                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00


Coupon December 17, 2001 to January 14, 2002                1.9950%               2.2200%             2.7456%
Monthly Interest Due                                   1,607,083.33            173,414.68          254,688.30        2,035,186.32
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                     1,607,083.33            173,414.68          254,688.30        2,035,186.32
Investor Default Amount                                5,469,858.10            530,412.14          629,865.10        6,630,135.34
Investor Monthly Fees Due                              1,666,666.67            161,616.67          191,920.00        2,020,203.33
Investor Additional Amounts Due
Total Due                                              8,743,608.10            865,443.49        1,076,473.40       10,685,524.99

Reallocated Investor Finance Charge Collections                                                                     21,300,172.72
Interest and Principal Funding Investment Proceeds                                                                       1,218.30
Series Adjusted Portfolio Yield                                                                                          14.7263%
Base Rate                                                                                                                 4.2110%


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                     1,000,000,000.00         96,970,000.00      115,152,000.00    1,212,122,000.00
Interest Distributions                                 1,607,083.33            173,414.68          254,688.30        2,035,186.32
Interest Deposits - Interest Funding Account          (1,607,083.33)          (173,414.68)               0.00       (1,780,498.02)
Interest Funding Account Distributions                         0.00                  0.00                0.00                0.00
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                            0.00                  0.00          254,688.30          254,688.30
Ending Interest Funding Account Balance                1,607,083.33            173,414.68                0.00        1,780,498.02
Ending Certificates Balance                        1,000,000,000.00         96,970,000.00      115,152,000.00    1,212,122,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.79

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.79

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $254,688.30

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $254,688.30

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):$17,573,849.38

       a. Class A Monthly Interest:                             $1,607,083.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $5,469,858.10
       e. Excess Spread:                                       $10,496,907.94

   2.  Class B Available Funds:                                 $1,704,018.04

       a. Class B Monthly Interest:                               $173,414.68
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,530,603.35

   3.  Collateral Available Funds:                              $2,023,523.61

       a. Excess Spread:                                        $2,023,523.61

   4.  Total Excess Spread:                                    $14,051,034.91

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $217,712,673.01

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $194,210,909.72

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $194,210,909.72

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $6,630,135.34

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $200,841,045.06

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $115,152,000.00

   2.  Required Collateral Invested Amount                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $200,841,045.06

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $14,051,034.91
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $530,412.14

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $254,688.30
   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $629,865.10
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                $10,615,866.03

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2110%
       b. Prior Monthly Period                                        5.2065%
       c. Second Prior Monthly Period                                 5.3107%

   2.  Three Month Average Base Rate                                  4.9094%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7263%
       b. Prior Monthly Period                                       14.4388%
       c. Second Prior Monthly Period                                15.8837%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0163%



XIV. Series 2000-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                          Series           Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations           Interest             Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount                883,220,338.32        787,878,000.00       95,342,338.32
Beginning Adjusted Invested Amount                              N/A        787,878,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables               15,520,505.16         13,845,089.43        1,675,415.74
Collections of Principal Receivables                 141,513,003.96        126,236,883.03       15,276,120.93
Defaulted Amount                                       4,831,089.92          4,309,580.86          521,509.06

Ending Invested / Transferor Amounts                 901,526,008.27        787,878,000.00      113,648,008.27


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00

Coupon December 17, 2001 to January 14, 2002                2.0356%               2.2756%             2.7456%
Monthly Interest Due                                   1,065,878.49            115,543.22          165,545.63        1,346,967.33
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                     1,065,878.49            115,543.22          165,545.63        1,346,967.33
Investor Default Amount                                3,555,407.77            344,765.16          409,407.94        4,309,580.86
Investor Monthly Fees Due                              1,083,333.33            105,050.00          124,746.67        1,313,130.00
Investor Additional Amounts Due
Total Due                                              5,704,619.59            565,358.37          699,700.23        6,969,678.19

Reallocated Investor Finance Charge Collections                                                                     13,845,089.43
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                 4.2495%


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                       650,000,000.00         63,030,000.00       74,848,000.00      787,878,000.00
Interest Distributions                                 1,065,878.49            115,543.22          165,545.63        1,346,967.33
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                    1,065,878.49            115,543.22          165,545.63        1,346,967.33
Ending Certificates Balance                          650,000,000.00         63,030,000.00       74,848,000.00      787,878,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.64

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.64

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.83

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.83

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $165,545.63

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $165,545.63

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,422,210.20

       a. Class A Monthly Interest:                             $1,065,878.49
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,555,407.77
       e. Excess Spread:                                        $6,800,923.95

   2.  Class B Available Funds:                                 $1,107,602.94

       a. Class B Monthly Interest:                               $115,543.22
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $992,059.72

   3.  Collateral Available Funds:                              $1,315,276.29

       a. Excess Spread:                                        $1,315,276.29

   4.  Total Excess Spread:                                     $9,108,259.96

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $141,513,003.96

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $126,236,883.03

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $126,236,883.03

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,309,580.86

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $130,546,463.89

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $74,848,000.00

   2.  Required Collateral Invested Amount                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $130,546,463.89

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $9,108,259.96
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $344,765.16

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $165,545.63
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $409,407.94
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,875,411.24

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2495%
       b. Prior Monthly Period                                        4.2397%
       c. Second Prior Monthly Period                                 4.7522%

   2.  Three Month Average Base Rate                                  4.4138%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%



XV. Series 2001-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                          Series           Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations           Interest             Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount                840,758,662.81        750,000,000.00       90,758,662.81
Beginning Adjusted Invested Amount                              N/A        750,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables               14,774,341.81         13,179,473.31        1,594,868.50
Collections of Principal Receivables                 134,709,628.87        120,167,922.28       14,541,706.59
Defaulted Amount                                       4,598,830.58          4,102,393.58          496,437.01

Ending Invested / Transferor Amounts                 858,184,269.90        750,000,000.00      108,184,269.90


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00

Coupon December 17, 2001 to January 14, 2002                2.0356%               2.3156%             2.8456%
Monthly Interest Due                                   1,014,634.33            111,922.12          163,327.31        1,289,883.75
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                     1,014,634.33            111,922.12          163,327.31        1,289,883.75
Investor Default Amount                                3,384,474.70            328,191.49          389,727.39        4,102,393.58
Investor Monthly Fees Due                              1,031,250.00            100,000.00          118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                              5,430,359.03            540,113.60          671,804.69        6,642,277.33

Reallocated Investor Finance Charge Collections                                                                     13,179,473.31
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                 4.2623%


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                       618,750,000.00         60,000,000.00       71,250,000.00      750,000,000.00
Interest Distributions                                 1,014,634.33            111,922.12          163,327.31        1,289,883.75
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                    1,014,634.33            111,922.12          163,327.31        1,289,883.75
Ending Certificates Balance                          618,750,000.00         60,000,000.00       71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.64

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.64

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.87

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.87

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $163,327.31

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $163,327.31

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,873,065.48

       a. Class A Monthly Interest:                             $1,014,634.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,384,474.70
       e. Excess Spread:                                        $6,473,956.45

   2.  Class B Available Funds:                                 $1,054,357.86

       a. Class B Monthly Interest:                               $111,922.12
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $942,435.75

   3.  Collateral Available Funds:                              $1,252,049.96

       a. Excess Spread:                                        $1,252,049.96

   4.  Total Excess Spread:                                     $8,668,442.16

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $134,709,628.87

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $120,167,922.28

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $120,167,922.28

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,102,393.58

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $124,270,315.86

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $124,270,315.86

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $8,668,442.16
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $328,191.49

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $163,327.31
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $389,727.39
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,537,195.98

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2623%
       b. Prior Monthly Period                                        4.2526%
       c. Second Prior Monthly Period                                 4.7651%

   2.  Three Month Average Base Rate                                  4.4267%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%



XVI. Series 2001-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                          Series           Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations          Interest              Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount                280,252,887.60        250,000,000.00       30,252,887.60
Beginning Adjusted Invested Amount                              N/A        250,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables                4,924,780.60          4,393,157.77          531,622.83
Collections of Principal Receivables                  44,903,209.62         40,055,974.09        4,847,235.53
Defaulted Amount                                       1,532,943.53          1,367,464.53          165,479.00

Ending Invested / Transferor Amounts                 286,061,423.30        250,000,000.00       36,061,423.30


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00

Coupon December 17, 2001 to January 14, 2002                5.5300%               5.8300%             2.7456%
Monthly Interest Due                                     996,552.08             72,875.00           41,470.45        1,110,897.54
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                       996,552.08             72,875.00           41,470.45        1,110,897.54
Investor Default Amount                                1,182,856.81             82,047.87          102,559.84        1,367,464.53
Investor Monthly Fees Due                                360,416.67             25,000.00           31,250.00          416,666.67
Investor Additional Amounts Due
Total Due                                              2,539,825.56            179,922.87          175,280.29        2,895,028.73

Reallocated Investor Finance Charge Collections                                                                      4,393,157.77
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                 7.6905%


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                       216,250,000.00         15,000,000.00       18,750,000.00      250,000,000.00
Interest Distributions                                   996,552.08             72,875.00           41,470.45        1,110,897.54
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                      996,552.08             72,875.00           41,470.45        1,110,897.54
Ending Certificates Balance                          216,250,000.00         15,000,000.00       18,750,000.00      250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $41,470.45

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $41,470.45

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $3,800,081.47

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,182,856.81
       e. Excess Spread:                                        $1,620,672.57

   2.  Class B Available Funds:                                   $263,589.47

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $190,714.47

   3.  Collateral Available Funds:                                $329,486.83

       a. Excess Spread:                                          $329,486.83

   4.  Total Excess Spread:                                     $2,140,873.87

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $44,903,209.62

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $40,055,974.09

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $40,055,974.09

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,367,464.53

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $41,423,438.62

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $18,750,000.00

   2.  Required Collateral Invested Amount                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $41,423,438.62

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $2,140,873.87
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                    $82,047.87

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $41,470.45
   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $102,559.84
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,498,129.04

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.6905%
       b. Prior Monthly Period                                        7.0031%
       c. Second Prior Monthly Period                                 7.2557%

   2.  Three Month Average Base Rate                                  7.3164%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%



XVII. Series 2001-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                          Series           Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations          Interest              Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount                840,758,662.81        750,000,000.00       90,758,662.81
Beginning Adjusted Invested Amount                              N/A        750,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables               14,774,341.81         13,179,473.31        1,594,868.50
Collections of Principal Receivables                 134,709,628.87        120,167,922.28       14,541,706.59
Defaulted Amount                                       4,598,830.58          4,102,393.58          496,437.01

Ending Invested / Transferor Amounts                 858,184,269.90        750,000,000.00      108,184,269.90


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00

Coupon December 17, 2001 to January 14, 2002                2.0256%               2.2756%             2.7456%
Monthly Interest Due                                   1,009,649.95            109,988.78          157,587.72        1,277,226.46
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                     1,009,649.95            109,988.78          157,587.72        1,277,226.46
Investor Default Amount                                3,384,474.70            328,191.49          389,727.39        4,102,393.58
Investor Monthly Fees Due                              1,031,250.00            100,000.00          118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                              5,425,374.65            538,180.27          666,065.11        6,629,620.03

Reallocated Investor Finance Charge Collections                                                                     13,179,473.31
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                 4.2411%


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                       618,750,000.00         60,000,000.00       71,250,000.00      750,000,000.00
Interest Distributions                                 1,009,649.95            109,988.78          157,587.72        1,277,226.46
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                    1,009,649.95            109,988.78          157,587.72        1,277,226.46
Ending Certificates Balance                          618,750,000.00         60,000,000.00       71,250,000.00      750,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.63

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.63

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.83

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.83

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $157,587.72

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $157,587.72

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,873,065.48

       a. Class A Monthly Interest:                             $1,009,649.95
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,384,474.70
       e. Excess Spread:                                        $6,478,940.82

   2.  Class B Available Funds:                                 $1,054,357.86

       a. Class B Monthly Interest:                               $109,988.78
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $944,369.08

   3.  Collateral Available Funds:                              $1,252,049.96

       a. Excess Spread:                                        $1,252,049.96

   4.  Total Excess Spread:                                     $8,675,359.87

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $134,709,628.87

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $120,167,922.28

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $120,167,922.28

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,102,393.58

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $124,270,315.86

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $124,270,315.86

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $8,675,359.87
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $328,191.49

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $157,587.72
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $389,727.39
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,549,853.27

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2411%
       b. Prior Monthly Period                                        4.2314%
       c. Second Prior Monthly Period                                 4.7439%

   2.  Three Month Average Base Rate                                  4.4054%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%



XVIII. Series 2001-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                          Series           Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations          Interest              Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount                812,733,374.05        725,000,000.00       87,733,374.05
Beginning Adjusted Invested Amount                              N/A        725,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables               14,281,863.74         12,740,157.53        1,541,706.22
Collections of Principal Receivables                 130,219,307.90        116,162,324.87       14,056,983.03
Defaulted Amount                                       4,445,536.23          3,965,647.12          479,889.11

Ending Invested / Transferor Amounts                 829,578,127.57        725,000,000.00      104,578,127.57


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00

Coupon December 17, 2001 to January 14, 2002                2.0256%               2.2756%             2.8456%
Monthly Interest Due                                     975,994.95            106,322.49          157,883.06        1,240,200.51
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                       975,994.95            106,322.49          157,883.06        1,240,200.51
Investor Default Amount                                3,271,658.88            317,251.77          376,736.48        3,965,647.12
Investor Monthly Fees Due                                996,875.00             96,666.67          114,791.67        1,208,333.33
Investor Additional Amounts Due
Total Due                                              5,244,528.83            520,240.93          649,411.21        6,414,180.96

Reallocated Investor Finance Charge Collections                                                                     12,740,157.53
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                 4.2507%


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                       598,125,000.00         58,000,000.00       68,875,000.00      725,000,000.00
Interest Distributions                                   975,994.95            106,322.49          157,883.06        1,240,200.51
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                      975,994.95            106,322.49          157,883.06        1,240,200.51
Ending Certificates Balance                          598,125,000.00         58,000,000.00       68,875,000.00      725,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.63

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.63

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.83

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.83

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $157,883.06

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $157,883.06

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,510,629.96

       a. Class A Monthly Interest:                               $975,994.95
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,271,658.88
       e. Excess Spread:                                        $6,262,976.13

   2.  Class B Available Funds:                                 $1,019,212.60

       a. Class B Monthly Interest:                               $106,322.49
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $912,890.11

   3.  Collateral Available Funds:                              $1,210,314.97

       a. Excess Spread:                                        $1,210,314.97

   4.  Total Excess Spread:                                     $8,386,181.21

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $130,219,307.90

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $116,162,324.87

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $116,162,324.87

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,965,647.12

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $120,127,971.99

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,875,000.00

   2.  Required Collateral Invested Amount                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $120,127,971.99

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $8,386,181.21
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $317,251.77

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $157,883.06
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $376,736.48
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,325,976.57

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2507%
       b. Prior Monthly Period                                        4.2410%
       c. Second Prior Monthly Period                                 4.7535%

   2.  Three Month Average Base Rate                                  4.4151%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%



XIX. Series 2001-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                          Series           Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations           Interest             Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount                560,505,775.21        500,000,000.00       60,505,775.21
Beginning Adjusted Invested Amount                              N/A        500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables                9,849,561.20          8,786,315.54        1,063,245.67
Collections of Principal Receivables                  89,806,419.24         80,111,948.19        9,694,471.06
Defaulted Amount                                       3,065,887.06          2,734,929.05          330,958.00

Ending Invested / Transferor Amounts                 572,122,846.60        500,000,000.00       72,122,846.60


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00

Coupon December 17, 2001 to January 14, 2002                2.0756%               2.3456%             2.9456%
Monthly Interest Due                                     689,714.55             75,581.41          112,711.26          878,007.22
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                       689,714.55             75,581.41          112,711.26          878,007.22
Investor Default Amount                                2,256,316.47            218,794.32          259,818.26        2,734,929.05
Investor Monthly Fees Due                                687,500.00             66,666.67           79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                              3,633,531.02            361,042.40          451,696.19        4,446,269.61

Reallocated Investor Finance Charge Collections                                                                      8,786,315.54
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                 4.3079%


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                       412,500,000.00         40,000,000.00       47,500,000.00      500,000,000.00
Interest Distributions                                   689,714.55             75,581.41          112,711.26          878,007.22
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                      689,714.55             75,581.41          112,711.26          878,007.22
Ending Certificates Balance                          412,500,000.00         40,000,000.00       47,500,000.00      500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.89

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.89

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $112,711.26

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $112,711.26

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,248,710.32

       a. Class A Monthly Interest:                               $689,714.55
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,256,316.47
       e. Excess Spread:                                        $4,302,679.30

   2.  Class B Available Funds:                                   $702,905.24

       a. Class B Monthly Interest:                                $75,581.41
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $627,323.83

   3.  Collateral Available Funds:                                $834,699.98

       a. Excess Spread:                                          $834,699.98

   4.  Total Excess Spread:                                     $5,764,703.11

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 2001-5 Allocable Principal
       Collections:                                            $89,806,419.24

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $80,111,948.19

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $80,111,948.19

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,734,929.05

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $82,846,877.24

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $82,846,877.24

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $5,764,703.11
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $218,794.32

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $112,711.26
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $259,818.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,340,045.93

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.3079%
       b. Prior Monthly Period                                        4.2981%
       c. Second Prior Monthly Period                                 4.8106%

   2.  Three Month Average Base Rate                                  4.4722%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%



XX. Series 2001-6 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations           Interest             Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount                784,708,085.29        700,000,000.00       84,708,085.29
Beginning Adjusted Invested Amount                              N/A        700,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables               13,789,385.68         12,300,841.75        1,488,543.93
Collections of Principal Receivables                 125,728,986.94        112,156,727.46       13,572,259.48
Defaulted Amount                                       4,292,241.88          3,828,900.67          463,341.21

Ending Invested / Transferor Amounts                 800,971,985.24        700,000,000.00      100,971,985.24


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00

Coupon December 17, 2001 to January 14, 2002                2.0156%               2.2456%             2.8456%
Monthly Interest Due                                     937,687.87            101,302.86          152,438.82        1,191,429.56
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                       937,687.87            101,302.86          152,438.82        1,191,429.56
Investor Default Amount                                3,158,843.05            306,312.05          363,745.56        3,828,900.67
Investor Monthly Fees Due                                962,500.00             93,333.33          110,833.33        1,166,666.67
Investor Additional Amounts Due
Total Due                                              5,059,030.93            500,948.25          627,017.72        6,186,996.89

Reallocated Investor Finance Charge Collections                                                                     12,300,841.75
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                 4.2399%


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                       577,500,000.00         56,000,000.00       66,500,000.00      700,000,000.00
Interest Distributions                                   937,687.87            101,302.86          152,438.82        1,191,429.56
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                      937,687.87            101,302.86          152,438.82        1,191,429.56
Ending Certificates Balance                          577,500,000.00         56,000,000.00       66,500,000.00      700,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.62

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.62

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.81

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.81

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $152,438.82

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $152,438.82

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,148,194.45

       a. Class A Monthly Interest:                               $937,687.87
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,158,843.05
       e. Excess Spread:                                        $6,051,663.52

   2.  Class B Available Funds:                                   $984,067.34

       a. Class B Monthly Interest:                               $101,302.86
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $882,764.48

   3.  Collateral Available Funds:                              $1,168,579.97

       a. Excess Spread:                                        $1,168,579.97

   4.  Total Excess Spread:                                     $8,103,007.96

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $125,728,986.94

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $112,156,727.46

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $112,156,727.46

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,828,900.67

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $115,985,628.13

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $66,500,000.00

   2.  Required Collateral Invested Amount                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $115,985,628.13

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $8,103,007.96
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $306,312.05

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $152,438.82
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $363,745.56
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,113,844.86

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2399%
       b. Prior Monthly Period                                        4.2302%
       c. Second Prior Monthly Period                                 4.7427%

   2.  Three Month Average Base Rate                                  4.4043%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%



XXI. Series 2001-7 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                           Series          Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations          Interest              Interest
----------------------------------                      -----------        --------------         -----------
Beginning Invested /Transferor Amount                728,657,507.77        650,000,000.00       78,657,507.77
Beginning Adjusted Invested Amount                              N/A        650,000,000.00                 N/A
Floating Allocation Percentage                                  N/A              89.2052%            10.7949%
Principal Allocation Percentage                                 N/A              89.2052%            10.7949%
Collections of Finance Chg. Receivables               12,804,429.56         11,422,210.20        1,382,219.37
Collections of Principal Receivables                 116,748,345.02        104,145,532.64       12,602,812.37
Defaulted Amount                                       3,985,653.17          3,555,407.77          430,245.41

Ending Invested / Transferor Amounts                 743,759,700.58        650,000,000.00       93,759,700.58


                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A               Class B           Interest                Total
--------------------------------------                      -------               -------          ----------               -----

Principal Funding Account                                      0.00                  0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                  0.00                0.00                0.00
Reserve Draw Amount                                            0.00                  0.00                0.00                0.00
Available Reserve Account Amount                               0.00                  0.00                0.00                0.00
Reserve Account Surplus                                        0.00                  0.00                0.00                0.00

Coupon December 17, 2001 to January 14, 2002                2.0156%               2.2556%             2.8456%
Monthly Interest Due                                     870,710.17             94,485.83          141,550.33        1,106,746.33
Outstanding Monthly Interest Due                               0.00                  0.00                0.00                0.00
Additional Interest Due                                        0.00                  0.00                0.00                0.00
Total Interest Due                                       870,710.17             94,485.83          141,550.33        1,106,746.33
Investor Default Amount                                2,933,211.41            284,432.62          337,763.74        3,555,407.77
Investor Monthly Fees Due                                893,750.00             86,666.67          102,916.67        1,083,333.33
Investor Additional Amounts Due
Total Due                                              4,697,671.58            465,585.12          582,230.74        5,745,487.43

Reallocated Investor Finance Charge Collections                                                                     11,422,210.20
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          14.7250%
Base Rate                                                                                                                 4.2407%


                                                                                                   Collateral
C. Certificates - Balances and Distributions                Class A               Class B           Interest                Total
--------------------------------------------                -------               -------          ----------               -----

Beginning Certificates Balance                       536,250,000.00         52,000,000.00       61,750,000.00      650,000,000.00
Interest Distributions                                   870,710.17             94,485.83          141,550.33        1,106,746.33
Principal Deposits - Prin. Funding Account                     0.00                  0.00                0.00                0.00
Principal Distributions                                        0.00                  0.00                0.00                0.00
Total Distributions                                      870,710.17             94,485.83          141,550.33        1,106,746.33
Ending Certificates Balance                          536,250,000.00         52,000,000.00       61,750,000.00      650,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.62

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.62

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.82

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.82

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $141,550.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $141,550.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,423,323.41

       a. Class A Monthly Interest:                               $870,710.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,933,211.41
       e. Excess Spread:                                        $5,619,401.84

   2.  Class B Available Funds:                                   $913,776.82

       a. Class B Monthly Interest:                                $94,485.83
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $819,290.98

   3.  Collateral Available Funds:                              $1,085,109.97

       a. Excess Spread:                                        $1,085,109.97

   4.  Total Excess Spread:                                     $7,523,802.79

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              89.2051%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $116,748,345.02

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:         $104,145,532.64

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $104,145,532.64

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,555,407.77

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $107,700,940.41

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $61,750,000.00

   2.  Required Collateral Invested Amount                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $107,700,940.41

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $7,523,802.79
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $284,432.62

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $141,550.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $337,763.74
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,676,722.77

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.2407%
       b. Prior Monthly Period                                        4.2310%
       c. Second Prior Monthly Period                                 4.7435%

   2.  Three Month Average Base Rate                                  4.4051%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     14.7250%
       b. Prior Monthly Period                                       14.4297%
       c. Second Prior Monthly Period                                15.8777%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.0108%